Exhibit 10.27

ASSIGNMENT AND AMENDMENT OF EMPLOYMENT AGREEMENT

The parties to this Assignment and Amendment of Employment Agreement (this “Agreement”) are Graham Chynoweth (the “Employee”), Zoom Telephonics, Inc. (“Zoom”), and Minim, Inc. (“Minim”). Collectively, the Employee, Zoom, and Minim are referred to in this Agreement as the “Parties”. In consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties agree as follows:

1.	The Employee’s Employment Agreement with Minim dated May 22, 2019 (the “Employment Agreement”) is hereby assigned to, and assumed by the Company, subject to the terms and conditions set forth herein.

2.
The assignment and amendment of the Agreement is made pursuant to the provisions of Sections 10 and 16 of the Employment Agreement and satisfies and complies with the terms and conditions of such provisions.

3.
Zoom hereby assumes all obligations of the “Company” set forth in the Employment Agreement, subject to the terms and conditions set forth herein. The use of the term “Company” in the Employment Agreement shall hereinafter refer to Zoom.

4.	The Employee consents to this assignment of the Employment Agreement and agrees that all of the Employee’s obligations and covenants set forth in the Employment Agreement remain valid and binding.

5.	Section 3(b) of the Employment Agreement is deleted in its entirety and is replaced with “Reserved.”

6.	The phrase “twelve months” in the first sentence of Section 5(g) of the Employment Agreement is deleted and replaced with “six months”.

7.
This Agreement may be executed in one or more counterparts, none of which need to contain the signature of more than one party, each of which will be deemed to be an original, and all of which taken together shall constitute one and the same instrument. The facsimile or PDF signatures of the Parties shall be deemed to constitute original signatures, and facsimile or PDF copies of this Agreement shall be deemed to constitute duplicate originals.

The Parties hereby execute this Agreement knowingly and voluntarily:

GRAHAM CHYNOWETH	MINIM, INC.	ZOOM TELEPHONICS, INC.

/s/ Graham Chynometh	Sean Doherty	Sara Bishop
Graham Chynoweth

	SVP, Finance	Head of Talent and Culture

12/4/2020	December 4, 2020	December 4,2020
Date	Date	Date